UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


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                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

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      Date of Report (Date of earliest event reported): November 18, 2008


                          PEOPLES BANCORPORATION, INC.




Incorporated under the    Commission File No. 000-20616      I.R.S. Employer
laws of South Carolina                                       Identification No.
                                                                 57-0951843




                              1818 East Main Street

                          Easley, South Carolina 29640

                            Telephone: (864) 859-2265

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.03 Amendments to Articles of  Incorporation  or Bylaws;  Change in Fiscal
          Year

(a) Effective November 18, 2008, the Board of Directors of the Company amended Sections 2.02, 2.03, 2.04, 2.09, 3.07, 6.01 (penultimate sentence), 6.09,
     6.10 and 8.05 of the Company's Bylaws to substitute "chief executive officer" for "president." Sections 6.01 (first two sentences), 7.01 and
     8.06 were amended to add "chief executive officer" to the list of officers.
     Section 6.07 was amended to add certain provisions relating to the position of chief executive officer of the Company.

Section 9 - Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits

(c)  Exhibit 3-2 Amended Bylaws

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                  PEOPLES BANCORPORATION, INC.
                                  (Registrant)



Date: November 20, 2008        By: /s/ Robert E. Dye, Jr.
                                  ----------------------------------------------
                                   Robert E. Dye, Jr.
                                   Senior Vice President and Chief Financial
                                   Officer

                                  EXHIBIT INDEX

Exhibit 3-2        Amended Bylaws